EXHIBIT 99.2

Moody's Investors Service
Global Credit Research
Rating Action
20 FEB 2009

Rating Action:  Reader's Digest Association, Inc. (The)

Moody's Downgrades Reader's Digest's CFR and PDR to Caa3

Approximately $2.1 Billion of Debt Affected

New York, February 20, 2009 -- Moody's Investors Service downgraded The Reader's Digest Association's ("RDA") Corporate Family rating (CFR) and Probability of Default Rating (PDR) to Caa3 from B3, the senior secured credit facility ratings to Caa2 from B2 and the senior subordinated note rating to Ca from Caa2. The downgrades reflect Moody's expectation that weak projected EBITDA will make it increasingly difficult to maintain covenant compliance and sustain the existing capital structure, factoring in the broadening global decline in consumer spending and the erosion in RDA's mature print-based publishing products and despite RDA's efforts to reduce costs and develop new digital and publishing revenue streams that build upon its broad food, health, home and lifestyle-related content capabilities. Moody's believes the very high leverage and negative free cash flow generation diminish the likelihood that the company would be able to obtain a credit facility amendment. RDA's ability to incorporate projected cost savings in covenant EBITDA and its current cash balance ($70.2 million at 12/31/08) provides some near term flexibility, but Moody's believes earnings erosion and covenant step downs in June 2009 and June 2010 create a high probability of a restructuring within the next 12-18 months. In Moody's opinion, a debt restructuring or exchange offer would help to alleviate some of the pressure on re-investment and operations created by the over-levered capital structure. The rating outlook is negative.

Downgrades:
..Issuer: Reader's Digest Association, Inc. (The)

....Corporate Family Rating, Downgraded to Caa3 from B3

....Probability of Default Rating, Downgraded to Caa3 from B3

....Senior Secured Bank Credit Facility, Downgraded to Caa2 from B2

....Senior Subordinated Regular Bond/Debenture, Downgraded to Ca from Caa2

Moody's last rating action on RDA was a downgrade of the CFR and PDR to B3 from B2 on December 4, 2008.

Please see the credit opinion posted to www.moodys.com for additional information on RDA's ratings and liquidity profile.

RDA's ratings were assigned by evaluating factors we believe are relevant to the credit profile of the issuer, such as i) the business risk and competitive position of the company versus others within its industry, ii) the capital structure and financial risk of the company, iii) the projected performance of the company over the near to intermediate term, and iv) management's track record and tolerance for risk. These attributes were compared against other issuers both within and outside of RDA's core industry and RDA's ratings are believed to be comparable to those of other issuers of similar credit risk.

RDA, headquartered in Pleasantville, New York, is a global publisher and direct marketer of products including books (40% of 2008 revenue), magazines (34%), recorded music collections and home videos (19%), and food and gifts (7%). A group of investors led by Ripplewood Holdings L.L.C. acquired the former public company The Reader's Digest Association in March 2007 in a transaction valued at approximately $2.4 billion (including refinanced debt) and merged it with Ripplewood portfolio companies WRC Media, Inc. and Direct Holdings U.S. Corp. to form the what is now RDA. Annual revenue approximates $2.4 billion pro forma for the sale of Books Are Fun, QSP and Taste of Home Entertaining.

New York
John E. Puchalla
Vice President - Senior Analyst
Corporate Finance Group
Moody's Investors Service
JOURNALISTS: 212-553-0376
SUBSCRIBERS: 212-553-1653

New York
Andris G. Kalnins
Senior Vice President
Corporate Finance Group
Moody's Investors Service
JOURNALISTS: 212-553-0376
SUBSCRIBERS: 212-553-1653

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